PHOENIX INSTITUTIONAL MUTUAL FUNDS
  Supplement dated August 23, 2005 to the Statement of Additional Information dated February 28, 2005, as supplemented May 10, 2005 and June 17, 2005

IMPORTANT NOTICE TO INVESTORS

Phoenix Institutional Mutual Funds has recently implemented a change to its asset segregation policy and procedures for Phoenix Institutional Bond Fund and Phoenix Low-Duration Core Plus Bond Fund (each a "Fund," collectively "the Funds"). Certain sections under the heading "Investment Techniques and Risks" are, therefore, amended as described below:

1. On page 2, in the subsection "Financial Futures and Related Options," the last sentence of the page is hereby replaced with the following:

"At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be specifically designated on the accounting records of the Fund to collateralize fully the position and thereby ensure that it is not leveraged."

2. On page 7, in the subsection "Options," the last two sentences of the page are hereby replaced with the following:

"In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount specifically designated may be applied to a Fund's obligation to specifically designate additional amounts in the event that the market value of the qualified security falls below 100% of the current index value times the multiplier times the number of contracts."

3. On page 9, in the subsection "Swap Agreements," the last sentence of the page is hereby replaced with the following:

"A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund's assets."

4. On page 10, in the subsection "When-Issued and Delayed-Delivery Transactions," the first paragraph is hereby replaced with the following:

   "When a Fund agrees to purchase securities on a when-issued or delayed-delivery basis, the Fund will specifically designate on its accounting records cash, U.S. Government securities or other liquid high-grade debt obligations equal to the amount of the purchase or the commitment. The market value of the specifically designated assets will be monitored and if such market value declines, the Fund will be required subsequently to specifically designate additional assets in

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order to ensure that the value of the account remains equal to the amount of the
Fund's commitments. Because a Fund will set aside cash or liquid high-grade debt securities in the manner described, the Fund's liquidity and ability to manage its fund might be affected in the event its when-issued purchases or delayed-delivery commitments ever exceeded 25% of the value of its assets."


    INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
                       INFORMATION FOR FUTURE REFERENCE.


PXP 3090B/SegPolicyChg (08/05)